EXCHANGE AGREEMENT

      AGREEMENT, dated as of the 1st day of July, 1997, by and among HOMETOWN AUTO RETAILERS, INC. ("Hometown"), a Delaware corporation having an address at 831 Straits Turnpike, Watertown, CT 06795, on the one hand; and, respectively: the shareholders of E R R Enterprises, Inc. ("ERR Corp."), a Connecticut corporation, whose names and addresses are set forth on Exhibit A-1 hereto (the "Shaker Stockholders"); the shareholders of William Chevrolet, Inc. ("OldChev"), a Pennsylvania corporation, and Muller Chevrolet, Oldsmobile, Isuzu, Inc. ("MullerChev") and Muller Automotive Group Inc. ("MullerToy"), each a New Jersey corporation, whose names and addresses are set forth on Exhibit A-2 hereto (the "Muller Stockholders"); and the shareholders of Westwood Lincoln-Mercury Sales, Inc. ("Westwood") and Limousine Sales of Westwood, Inc. ("LimWest"), each a New Jersey corporation, whose names and addresses are set forth on Exhibit A-3 hereto (the "Westwood Stockholders"), on the other hand, relating to an exchange of Hometown shares for all the issued and outstanding shares of ERR Corp., MullerChev, MullerToy and Westwood pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

                               W I T N E S S E T H

      WHEREAS, the Shaker Stockholders own all of the issued and outstanding stock of ERR Corp.; and

      WHEREAS, the Muller Stockholders own all of the issued and outstanding stock of each of OldChev, MullerChev and MullerToy; and

      WHEREAS, the Westwood Stockholders own all the issued and outstanding stock of Westwood and LimWest; and

      WHEREAS, Hometown was formed for the purpose of acquiring, owning and operating automobile dealerships and automobile service centers to be initially located primarily in New Jersey and New England; and

      WHEREAS, the Shaker Subsidiaries (as hereinafter defined), MullerChev, MullerToy and Westwood own and operate automobile dealerships, automobile rental or factory approved service facilities holding factory agreements from the manufacturer of the respective automobiles sold and serviced by them (the "Factory Agreements"); and

      WHEREAS, immediately after the Exchange ERR Corp., OldChev, MullerChev, MullerToy, Westwood and LimWest will survive as wholly-owned subsidiaries of Hometown; and

      WHEREAS, as a result of the transactions described herein, the Shaker Stockholders, the Muller Stockholders and the Westwood Stockholders will own, in the aggregate, in excess of 80% of: (a) the total combined voting power of all classes of voting stock of Hometown; and (b) the total number of outstanding shares of all classes of stock of Hometown.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual representations, warranties and covenants set forth below and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Basic Transactions.

      (a) Each of the Shaker Stockholders shall transfer all of their respective right, title and interest in and to ERR Corp., representing, in the aggregate, all of the issued and outstanding shares of ERR Corp., in exchange for One Million Eight Hundred Eighty Thousand (1,880,000) shares of Class B Common Stock, par value $0.001 per share of Hometown (the "Hometown Shares"), which said Hometown Shares shall be registered in the individual names of the Shaker Stockholders in proportion to their respective ownership of ERR Corp., and ERR Corp. shall thereupon automatically become a wholly-owned subsidiary of Hometown and, shall, itself, continue to be the direct parent corporation of Shaker's, Inc., Family Ford, Inc., Family Rental, Inc. and Shaker's Lincoln-Mercury Autocare, Inc., each of the four said subsidiaries of ERR Corp. (the "Shaker Subsidiaries"), a Connecticut corporation (ERR Corp. and the Shaker Subsidiaries sometimes hereinafter referred to as the "Shaker Companies" and, individually, as a "Shaker Company");

      (b) Each of the Muller Stockholders shall transfer all of their right, title and interest in and to MullerToy, representing, in the aggregate, all of the issued and outstanding shares of MullerToy, in exchange, in the aggregate, for Nine Hundred Thirty-Three Thousand Two Hundred and Thirty-Two (933,232) Shares, which said Hometown Shares shall be registered in the individual names of the Muller Stockholders in proportion to their respective ownership of MullerToy, and MullerToy shall thereupon automatically become a wholly-owned subsidiary of Hometown;

      (c) Each of the Muller Stockholders shall transfer all of their right, title and interest in and to MullerChev, representing, in the aggregate, all of the issued and outstanding shares of MullerChev, in exchange, in the aggregate, for Six Thousand Seven Hundred (6,700) Shares, which said Hometown Shares shall be registered in the individual names of the Muller Stockholders in proportion to their respective ownership of MullerChev, and MullerChev shall thereupon automatically become a wholly-owned subsidiary of Hometown;

      (d) Each of the Muller Stockholders shall transfer all of their right, title and interest in and to OldChev, representing, in the aggregate, all of the issued and outstanding shares of OldChev, in exchange, in the aggregate, for Sixty-Eight (68) Shares, which said Hometown Shares shall be registered in the individual names of the Muller Stockholders in proportion to their respective ownership of OldChev, and OldChev shall thereupon automatically become a wholly-owned subsidiary of Hometown;

      (e) Each of the Westwood Stockholders shall transfer all of their respective right, title and interest in and to Westwood and LimWest, representing, in the aggregate, all of the issued and outstanding shares of Westwood and LimWest, respectively, in exchange for Nine Hundred Forty Thousand (940,000) Shares, which said Hometown Shares shall be registered in the individual names of the Westwood Stockholders in proportion to their respective ownership of Westwood, and Westwood and LimWest shall each thereupon automatically become a wholly-owned subsidiary of Hometown.

2. Tax Considerations.

      It is the intent of the parties hereto that the transactions described in
Section 1 of this Agreement constitute and qualify as a tax free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). In such connection, the respective parties hereto shall report the transactions described in Section 1 hereof applicable to each such party for federal, state and local income tax purposes in a manner wholly consistent with the provisions of this Section 2 and shall timely file all such returns, forms, statements and agreements as may be required by the Internal Revenue Service on such basis. The provisions of this Section 2 shall survive the closing of the transactions described herein, including the initial public offering referred to in Section 5(a)(iii)(B) hereof.

3. Representations and Warranties.

            (a) Each of the Shaker Stockholders named on Exhibit A-1 hereto, jointly and severally (except with respect to matters set forth in (a)(i), (a)(ii) and (a)(x) below as to which each of the Shaker Stockholders on his, her or its own behalf and not on behalf of any other Shaker Stockholder), represents and warrants to Hometown, each of which representations and warranties shall be deemed material and the basis for reliance by Hometown and each of which shall be true, correct and complete both as of the date hereof and, unless Hometown shall otherwise expressly agree in writing or unless otherwise expressly contemplated by this Agreement, as of the date of consummation of the transactions contemplated in this Agreement, as follows:

            (i) Each of the Shaker Stockholders is the legal and equitable owner of his, her or its respective shares of stock in ERR Corp. and such shares of stock, on the date the transactions described in Section 1 hereof are consummated, will be owned free and clear of all mortgages, liens, pledges, other security interests and any other rights of any other person or entity to make claim upon the same for any reason whatsoever.

            (ii) Each of the Shaker Stockholders has the full power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder and has duly executed and delivered this Agreement. This Agreement constitutes a valid and legally binding obligation as to each such Shaker Stockholder, enforceable in accordance with its terms.

            (iii) The Shaker Stockholders named and/or described on Exhibit A-1 hereto constitute all the holders of the issued and outstanding stock of all classes of ERR Corp. and, accordingly, the shares of stock of ERR Corp. owned, in the aggregate, by the Shaker Stockholders constitute all of the issued and outstanding stock of every class and series. There are no options, warrants, calls, subscriptions, convertible securities or other rights or other agreements or commitments of any character whatsoever obligating ERR Corp. to issue, transfer or sell any of its shares of stock or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of stock or other securities of any kind of ERR Corp. The capitalization of ERR Corp. is as set forth on Exhibit A-1 hereto.

            (iv) ERR Corp. is the legal and equitable owner of all the outstanding shares of stock of every class in each Shaker Subsidiary (which constitute the only subsidiaries of ERR Corp.) and such shares of stock, on the date the transactions described in Section 1 hereof are consummated, will be owned free and clear of all mortgages, liens, pledges, other security interests and any other rights of any other person or entity to make claim upon the same for any reason whatsoever. There are no options, warrants, calls, subscriptions, convertible securities or other rights or other agreements or commitments of any character whatsoever obligating any Shaker Subsidiary to issue, transfer or sell any of its shares of stock or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of stock or other securities of any kind of such corporation. Except as set forth on Exhibit A-1, none of the Shaker Subsidiaries have any subsidiaries. The name of each Shaker Subsidiary is as set forth on Exhibit A-1 hereto.

            (v) Each Shaker Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and each such corporation has the requisite corporate power to carry on its business as it is now being conducted. Copies of the Certificate of Incorporation and By-Laws of each Shaker Company heretofore delivered to Hometown are accurate and complete as of the date hereof.

            (vi) Each Shaker Company has obtained all licenses, permits and agreements necessary for the operation of its business as currently conducted and all of such licenses, permits and agreements, including without limitation by similarity or otherwise, all franchise agreements with manufacturers whose new car vehicles such Company sells (the "Shaker Factory Agreements") and all of such agreements, including the Shaker Factory Agreements are in full force and effect with no violation which could result in forfeiture thereof and all of the same will remain in full force and effect following the consummation of all the transactions contemplated by this Agreement.

            (vii) Each Shaker Company either owns or has a valid lease for all premises currently occupied by it for the conduct of its business. All of such properties are zoned for the businesses now being conducted thereon.

            (viii) All material equipment used in the conduct of the business of each Shaker Company is either owned by or under a valid lease with a Shaker Company and is in good working condition.

            (ix) Each Shaker Company operates its business, uses its assets and occupies its properties in compliance with all applicable laws, ordinances, rules and regulations and none of the Shaker Stockholders has received any notice of violation of any of the foregoing.

            (x) Neither the execution and the delivery of this Agreement by any of the Shaker Stockholders, nor the consummation of the transactions contemplated hereby by any of the Shaker Stockholders, will: (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which such Shaker Stockholder is subject; or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any contract, agreement, instrument of indebtedness, security interest or other arrangement to which such Shaker Stockholder may be a party or by which such Shaker Stockholder is bound or to which any of the assets of such Shaker Stockholder is subject.

            (xi) Neither the execution and the delivery of this Agreement by the Shaker Stockholders, nor the consummation of the transactions contemplated hereby, will (A) cause any Shaker Company to violate, or result in the violation by any Shaker Company of, any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which any Shaker Company is subject or any provision of its charter or By-Laws or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture or agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which any Shaker Company may be a party or by which any Shaker Company or any of its assets may be bound or to which any of the assets of any Shaker Company is subject (including without limitation by similarity or otherwise any "change of control" provisions in any agreement to which any Shaker Company is a party or by which it may be bound).

            (xii) Each Shaker Company has filed all required federal, state and local income tax returns and there is no liability for past income taxes.

            (xiii) The Shaker Stockholders have delivered to Business Services, Inc. ("BSI") on behalf of Hometown unaudited financial statements for the years ended December 31, 1994, 1995 and 1996 and for the six months ended June 30, 1977 (the "Shaker Financial Statements"), each of which fairly presents the results of operations and the financial position of the Shaker Companies as at and for the periods therein presented in accordance with generally accepted accounting principles, consistently applied. Since the date of the Shaker Financial Statements, each Shaker Company has conducted its business only in the ordinary course and there has not been any material adverse change in its business, assets, properties, results of operations, financial condition or prospects.

            (xiv) As of the year-end and interim period dates set forth in the Shaker Financial Statements, none of the Shaker Companies had any liabilities or obligations, absolute or contingent, not reflected or disclosed in the Shaker Financial Statements which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles and no liabilities or obligations, absolute or contingent, have been incurred since such dates which are either out of the ordinary course of business or, in the aggregate for each such Shaker Company, material in amount.

            (xv) There are no hazardous environmental conditions which could adversely affect the normal day-to-day business operations of any Shaker Company, including after the consummation of all the transactions contemplated by this Agreement, or require any environmental clean-up of any of the premises on which any business of any Shaker Company is conducted or result in any expense after the consummation of the transactions contemplated by this Agreement.

            (xvi) There is no action or proceeding or investigation pending or, to the best knowledge of each of the Shaker Stockholders, threatened against or involving any Shaker Company or any of its properties or rights, which if adversely determined would, individually or in the aggregate, have a material adverse effect on the business, assets, properties, results of operations, financial condition or prospects of any Shaker Company, nor is any Shaker Company subject to any order, writ, injunction or decree which would have such effect.

            (xvii) A summary of each bonus, incentive, deferred compensation, profit sharing, pension, retirement, disability, hospitalization, life insurance, health benefit, medical reimbursement, vacation, sick pay, severance pay or other plan, program, arrangement or Agreement (whether written or oral) (the "Employee Plans") providing benefits to any of the employees of any Shaker Company (the "Shaker Employee Plans") is set forth on Exhibit A-1 hereto. All amounts required by the provisions of any Shaker Employee Plan and applicable law to be contributed to any Shaker Employee Plan have been, or will be, contributed to such Shaker Employee Plan through the date of closing of the transactions contemplated by this Agreement, no contribution being disproportionately large compared to any prior contribution.

            (xviii) No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, or any party to any agreement to which any of the Shaker Stockholders or any Shaker Company is a party is required to be obtained or made by any of the Shaker Stockholders or by any Shaker Company in connection with the execution, delivery and performance of this Agreement by the Shaker Stockholders or the consummation of the transactions contemplated hereby by the Shaker Stockholders except: (a) the approvals required to be obtained from manufacturer of new car vehicles who are parties to any of the Shaker Factory Agreements; and (b) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate (i) impair in any material respect the ability of any of the Shaker Stockholders to perform its obligations under this Agreement or (ii) prevent or impede the consummation of the transactions contemplated by this Agreement or (iii) prevent or impede the right of any Shaker Company to continue the conduct of its business following the consummation of the transactions contemplated by this Agreement in the same manner as the same is being conducted to day.

            (xix) At the closing of the transactions described in Section 1 hereof, the cash and cash equivalents, working capital and net worth of each of the Shaker Companies as of such date shall, after giving effect to: (A) all dividends declared prior thereto, including dividends payable by such Companies subsequent to such closing and
            (B) to all borrowings by such Companies between the date hereof and such closing date, be not less than the amounts set forth on Exhibit A-1 hereto.

            (xx) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Shaker Stockholders or by any Shaker Company.

            (b) Each of the Muller Stockholders named on Exhibit A-2 hereto, jointly and severally (except with respect to matters set forth in (b)(i), (b)(ii) and (b)(ix) below as to which each of the Muller Stockholders on his, her or its own behalf and not on behalf of any other of the Muller Stockholders), represents and warrants to Hometown, each of which representations and warranties shall be deemed material and the basis for reliance by Hometown and each of which shall be true, correct and complete both as of the date hereof and, unless Hometown shall otherwise expressly agree in writing or unless otherwise expressly contemplated by this Agreement, as of the date of consummation of the transactions contemplated in this Agreement, as follows:

            (i) Each of the Muller Stockholders is the legal and equitable owner of his, her or its respective shares of stock in OldChev, MullerChev and MullerToy (the "Muller Companies" and, individually, a "Muller Company") and such shares of stock, on the date the transactions described in Section 1 hereof are consummated, will be owned free and clear of all mortgages, liens, pledges, other security interests and any other rights of any other person or entity to make claim upon the same for any reason whatsoever.

            (ii) Each of the Muller Stockholders has the full power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder and has duly executed and delivered this Agreement. This Agreement constitutes a valid and legally binding obligation as to each such Muller Stockholder, enforceable in accordance with its terms.

            (iii) The Muller Stockholders named and/or described on Exhibit A-2 hereto constitute all the holders of the issued and outstanding stock of all classes of the Muller Companies and, accordingly, the shares of stock of each Muller Company owned, in the aggregate, by the Muller Stockholders constitute all of the issued and outstanding stock of every class and series. There are no options, warrants, calls, subscriptions, convertible securities or other rights or other agreements or commitments of any character whatsoever obligating either Muller Company to issue, transfer or sell any of its shares of stock or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of stock or other securities of any kind of a Muller Company. The capitalization of each Muller Company is as set forth on Exhibit A-2 hereto.

            (iv) Each Muller Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and each such corporation has the requisite corporate power to carry on its business as it is now being conducted. None of the Muller Companies have any subsidiaries. Copies of the Certificate of Incorporation and By-Laws of each Muller Company heretofore delivered to Hometown are accurate and complete as of the date hereof.

            (v) Each Muller Company (other than OldChev which is not an operating company) has obtained all licenses, permits and agreements necessary for the operation of its business as currently conducted and all of such licenses, permits and agreements, including without limitation by similarity or otherwise, all franchise agreements with manufacturers whose new car vehicles such Company sells (the "Muller Factory Agreements") and all of such agreements, including the Muller Factory Agreements are in full force and effect with no violation which could result in forfeiture thereof and all of the same will remain in full force and effect following the consummation of all the transactions contemplated by this Agreement.

            (vi) Each Muller Company (other than OldChev which is not an operating company) either owns or has a valid lease for all premises currently occupied by it for the conduct of its business. All of such properties are zoned for the businesses now being conducted thereon.

            (vii) All material equipment used in the conduct of the business of each Muller Company (other than OldChev which is not an operating company) is either owned by or under a valid lease with a Muller Company and is in good working condition.

            (viii) Each Muller Company (other than OldChev which is not an operating company) operates its business, uses its assets and occupies its properties in compliance with all applicable laws, ordinances, rules and regulations and none of the Muller Stockholders has received any notice of violation of any of the foregoing.

            (ix) Neither the execution and the delivery of this Agreement by any of the Muller Stockholders, nor the consummation of the transactions contemplated hereby by any of the Muller Stockholders, will: (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which such Muller Stockholder is subject; or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any contract, agreement, instrument of indebtedness, security interest or other arrangement to which such Muller Stockholder may be a party or by which such Muller Stockholder is bound or to which any of the assets of such Muller Stockholder is subject.

            (x) Neither the execution and the delivery of this Agreement by the Muller Stockholders, nor the consummation of the transactions contemplated hereby, will (A) cause either Muller Company to violate, or result in the violation by either Muller Company of, any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which either Muller Company is subject or any provision of its charter or By-Laws or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture or agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which either Muller Company may be a party or by which either Muller Company or any of its assets may be bound or to which any of the assets of either Muller Company is subject (including without limitation by similarity or otherwise any "change of control" provisions in any agreement to which either Muller Company is a party or by which it may be bound).

            (xi) Each Muller Company has filed all required federal, state and local income tax returns and there is no liability for past income taxes.

            (xii) The Muller Stockholders have delivered to BSI unaudited financial statements for the years ended December 31, 1994, 1995 and 1996 and for the six months ended June 30, 1977 (the "Muller Financial Statements"), each of which fairly presents the results of operations and the financial position of the Muller Companies as at and for the periods therein presented in accordance with generally accepted accounting principles, consistently applied. Since the date of the Muller Financial Statements, each Muller Company has conducted its business only in the ordinary course and there has not been any material adverse change in its business, assets, properties, results of operations, financial condition or prospects.

            (xiii) As of the year-end and interim period dates set forth in the Muller Financial Statements, none of the Muller Companies had any liabilities or obligations, absolute or contingent, not reflected or disclosed in the Muller Financial Statements which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles and no liabilities or obligations, absolute or contingent, have been incurred since such dates which are either out of the ordinary course of business or, in the aggregate for each such Muller Company, material in amount.

            (xiv) There are no hazardous environmental conditions which could adversely affect the normal day-to-day business operations of either Muller Company, including after the consummation of all the transactions contemplated by this Agreement, or require any environmental clean-up of any of the premises on which any business of any Muller Company is conducted or result in any expense after the consummation of the transactions contemplated by this Agreement.

            (xv) There is no action or proceeding or investigation pending or, to the best knowledge of each Muller Stockholder, threatened against or involving either Muller Company or any of its properties or rights, which if adversely determined would, individually or in the aggregate, have a material adverse effect on the business, assets, properties, results of operations, financial condition or prospects of either Muller Company, nor is any Muller Company subject to any order, writ, injunction or decree which would have such effect.

            (xvi) A summary of each Employee Plan providing benefits to any of the employees of either Muller Company (the "Muller Employee Plans") is set forth on Exhibit A-2 hereto. All amounts required by the provisions of any Muller Employee Plan and applicable law to be contributed to any Muller Employee Plan have been, or will be, contributed to such Muller Employee Plan through the date of closing of the transactions contemplated by this Agreement, no contribution being disproportionately large compared to any prior contribution.

            (xvii) No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, or any party to any agreement to which any Muller Stockholder or any Muller Company is a party is required to be obtained or made by any Muller Stockholder or by any Muller Company in connection with the execution, delivery and performance of this Agreement by the Muller Stockholders or the consummation of the transactions contemplated hereby by the Muller Stockholders except:
            (a) the approvals required to be obtained from manufacturer of new car vehicles who are parties to any of the Muller Company Factory Agreements; and (b) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate (i) impair in any material respect the ability of any Muller Stockholder to perform its obligations under this Agreement or (ii) prevent or impede the consummation of the transactions contemplated by this Agreement or (iii) prevent or impede the right of any Muller Company to continue the conduct of its business following the consummation of the transactions contemplated by this Agreement in the same manner as the same is being conducted to day.

            (xviii) At the closing of the transactions described in Section 1 hereof, the cash and cash equivalents, working capital and net worth of each of the Muller Companies as of such date shall, after giving effect to: (A) all dividends declared prior thereto, including dividends payable by such Companies subsequent to such closing and
            (B) to all borrowings by such Companies between the date hereof and such closing date, be not less than the amounts set forth on Exhibit A-2 hereto.

            (xix) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Muller Stockholder or by either Muller Company.

            (c) Each of the Westwood Stockholders named on Exhibit A-3 hereto, jointly and severally (except with respect to matters set forth in (c)(i), (c)(ii) and (c)(ix) below as to which each of the Westwood Stockholders on his, her or its own behalf and not on behalf of any other Westwood Stockholders), represents and warrants to Hometown, each of which representations and warranties shall be deemed material and the basis for reliance by Hometown and each of which shall be true, correct and complete both as of the date hereof and, unless Hometown shall otherwise expressly agree in writing or unless otherwise expressly contemplated by this Agreement, as of the date of consummation of the transactions contemplated in this Agreement, as follows:

            (i) Each of the Westwood Stockholders is the legal and equitable owner of his, her or its respective shares of stock in Westwood and LimWest and such shares of stock, on the date the transactions described in Section 1 hereof are consummated, will be owned free and clear of all mortgages, liens, pledges, other security interests and any other rights of any other person or entity to make claim upon the same for any reason whatsoever.

            (ii) Each of the Westwood Stockholders has the full power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder and has duly executed and delivered this Agreement. This Agreement constitutes a valid and legally binding obligation as to such Westwood Stockholder, enforceable in accordance with its terms.

            (iii) The Westwood Stockholders named and/or described on Exhibit A-3 hereto constitute all the holders of the issued and outstanding stock of all classes of Westwood and LimWest and, accordingly, the shares of stock of Westwood and of LimWest owned, in the aggregate, by the Westwood Stockholders constitute all of the issued and outstanding stock of every class and series of each such corporation. There are no options, warrants, calls, subscriptions, convertible securities or other rights or other agreements or commitments of any character whatsoever obligating Westwood or LimWest to issue, transfer or sell any of its shares of stock or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of stock or other securities of any kind of Westwood or LimWest, as the case may be. The capitalization of Westwood and of LimWest is as set forth on Exhibit A-3 hereto.

            (iv) Westwood and LimWest is each a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Westwood has the requisite corporate power to carry on its business as it is now being conducted; LimWest is not an operating company. Westwood does not have any subsidiaries. Copies of the Certificate of Incorporation and By-Laws of Westwood and of LimWest heretofore delivered to Hometown are accurate and complete as of the date hereof.

            (v) Westwood has obtained all licenses, permits and agreements necessary for the operation of its business as currently conducted and all of such licenses, permits and agreements, including without limitation by similarity or otherwise, all franchise agreements with manufacturers whose new car vehicles are sold by Westwood (the "Westwood Factory Agreements") and all of such agreements, including the Westwood Factory Agreements are in full force and effect with no violation which could result in forfeiture thereof and all of the same will remain in full force and effect following the consummation of all the transactions contemplated by this Agreement.

            (vi) Westwood either owns or has a valid lease for all premises currently occupied by it for the conduct of its business. All of such properties are zoned for the businesses now being conducted thereon.

            (vii) All material equipment used in the conduct of the business of Westwood is either owned by or under a valid lease with Westwood and is in good working condition.

            (viii) Westwood operates its business, uses its assets and occupies its properties in compliance with all applicable laws, ordinances, rules and regulations and none of the Westwood Stockholders has received any notice of violation of any of the foregoing.

            (ix) Neither the execution and the delivery of this Agreement by any of the Westwood Stockholders, nor the consummation of the transactions contemplated hereby by any of the Westwood Stockholders, will: (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which such Westwood Stockholder is subject; or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any contract, agreement, instrument of indebtedness, security interest or other arrangement to which such Westwood Stockholder may be a party or by which such Westwood Stockholder is bound or to which any of the assets of such Westwood Stockholder is subject.

            (x) Neither the execution and the delivery of this Agreement by the Westwood Stockholders, nor the consummation of the transactions contemplated hereby, will (A) cause Westwood or LimWest to violate, or result in the violation by Westwood of, any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which Westwood or LimWest, as the case may be, is subject or any provision of its charter or By-Laws or (B) conflict with, result in a breach of or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture or agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which either such corporation may be a party or by which either such corporation or any of its assets may be bound or to which any of the assets of either such corporation is subject (including without limitation by similarity or otherwise any "change of control" provisions in any agreement to which either such corporation is a party or by which it may be bound).

            (xi) Westwood and LimWest has each filed all required federal, state and local income tax returns and there is no liability for past income taxes.

            (xii) The Westwood Stockholders have delivered to BSI unaudited financial statements for the years ended December 31, 1994, 1995 and 1996 and for the six months ended June 30, 1977 (the "Westwood Financial Statements"), each of which fairly presents the results of operations and the financial position of Westwood as at and for the periods therein presented in accordance with generally accepted accounting principles, consistently applied. Since the date of the Westwood Financial Statements: (A) Westwood has conducted its business only in the ordinary course and there has not been any material adverse change in its business, assets, properties, results of operations, financial condition or prospects; and (B) LimWest has not conducted any operations or engaged in any transactions.

            (xiii) As of the year-end and interim period dates set forth in the Westwood Financial Statements of Westwood delivered to BSI, neither Westwood nor LimWest had any liabilities or obligations, absolute or contingent, not reflected or disclosed in the Westwood Financial Statements which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles and no liabilities or obligations, absolute or contingent, have been incurred since such dates which are either out of the ordinary course of business or, in the aggregate, material in amount.

            (xiv) There are no hazardous environmental conditions which could adversely affect the normal day-to-day business operations of Westwood, including after the consummation of all the transactions contemplated by this Agreement, or require any environmental clean-up of any of the premises on which any business of Westwood is conducted or result in any expense after the consummation of the transactions contemplated by this Agreement.

            (xv) There is no action or proceeding or investigation pending or, to the best knowledge of each of the Westwood Stockholders, threatened against or involving Westwood or LimWest or any of their properties or rights, which if adversely determined would, individually or in the aggregate, have a material adverse effect on the business, assets, properties, results of operations, financial condition or prospects of Westwood, nor is Westwood subject to any order, writ, injunction or decree which would have such effect.

            (xvi) A summary of each Employee Plan providing benefits to any of the employees of Westwood (the "Westwood Employee Plans") is set forth on Exhibit A-3 hereto. All amounts required by the provisions of any Westwood Employee Plan and applicable law to be contributed to any Westwood Employee Plan have been, or will be, contributed to such Westwood Employee Plan through the date of closing of the transactions contemplated by this Agreement, no contribution being disproportionately large compared to any prior contribution.

            (xvii) No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, or any party to any agreement to which any of the Westwood Stockholders or to which Westwood or LimWest is a party is required to be obtained or made by any of the Westwood Stockholders or by Westwood or LimWest in connection with the execution, delivery and performance of this Agreement by the Westwood Stockholders or the consummation of the transactions contemplated hereby by the Westwood Stockholders except: (a) the approvals required to be obtained from manufacturer of new car vehicles who are parties to any of the Westwood Factory Agreements; and (b) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate (i) impair in any material respect the ability of any of the Westwood Stockholders to perform its obligations under this Agreement or (ii) prevent or impede the consummation of the transactions contemplated by this Agreement or
            (iii) prevent or impede the right of Westwood to continue the conduct of its business following the consummation of the transactions contemplated by this Agreement in the same manner as the same is being conducted to day.

            (xviii) At the closing of the transactions described in Section 1 hereof, the cash and cash equivalents, working capital and net worth of Westwood as of such date shall, after giving effect to: (A) all dividends declared prior thereto, including dividends payable by such Companies subsequent to such closing and (B) to all borrowings by such Companies between the date hereof and such closing date, be not less than the amounts set forth on Exhibit A-3 hereto.

            (xix) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Westwood Stockholders or by Westwood.

4. Conduct of Business Pending the Closing of Transactions. Each of the Shaker Stockholders jointly and severally covenants with respect to the Shaker Companies, each of the Muller Stockholders jointly and severally covenants with respect to the Muller Companies and each of the Westwood Stockholders jointly and severally covenants with respect to Westwood (for purposes of this Section 4, each of the Shaker Companies, Muller Companies and Westwood shall each be referred to as a "Corporation") that, unless Hometown shall expressly agree in writing:

      (a) To the extent commercially reasonable, the business of the Corporation (other than OldChev and LimWest which are not operating companies) shall be conducted only in the ordinary course of business and consistent with past practices, and each of the Stockholders shall cause every Corporation owned, directly or indirectly, by such Stockholder to use its best efforts to maintain and preserve its business organization, assets, prospects, employees and advantageous business relationships;

      (b) Each such Corporation shall not directly or indirectly do any of the following: (i) whether or not in the ordinary course of business, sell or dispose of any asset which is material to the Corporation; (ii) amend its charter or by-laws or similar organizational documents; (iii) split, combine or reclassify any of its shares of stock; (iv) declare, set aside or pay any dividend or distribution, payable in cash, stock, property or otherwise, with respect to its shares of stock except as set forth on Exhibit B hereto; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of its shares of stock; (vi) enter into any new compensation arrangements or pay any out-of-the-ordinary bonuses or other forms of compensation; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing;

      (c) The Corporation shall not, directly or indirectly: (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any of its shares of stock, or any options, warrants or rights of any kind to acquire any of its shares of stock; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof, or make any material investment either by purchase of stock or securities, contribution to capital, property transfer, or, except in the ordinary course, purchase of any property or assets of any other individual or entity;

      (d) The Corporation (other than OldChev and LimWest which are not operating companies) shall use its best efforts to obtain, as soon as possible following the execution of this Agreement, unconditional approvals from every manufacturer of new car vehicles with whom it has any Factory Agreement to the consummation of all transactions contemplated by this Agreement, including the consolidation of all of the Corporations in a single group owned, operated and controlled by Hometown, as well as any public offerings of Hometown Common Stock or other equity securities at any time following the consummation of the transactions described in Section 1 of this Agreement and shall promptly advise Hometown of the receipt of each such approval and of any other communication.

      (e) The Corporation shall not declare or pay any dividend which would reduce its cash and cash equivalents, working capital and net worth as of the closing date to less than the amounts set forth, as applicable, on Exhibits A-1, A-2 and A-3 hereto and without the prior approval by Hometown, it being understood that such approval shall not in any way derogate from the responsibility of the respective shareholders to comply with the obligations herein set forth.

      (f) Each of the Shaker Stockholders with respect to the Shaker Companies, each of the Muller Stockholders with respect to the Muller Companies and the each of the Westwood Stockholders with respect to Westwood shall afford to Hometown and its representatives free and full access during regular business hours to all of the books, records, contracts, documents, key personnel and properties of such Corporations and will cause the key employees, accountants, attorneys and other representatives of each such Corporation to cooperate fully with Hometown and to make full disclosure to Hometown of all material facts affecting the business properties and operations of such Corporations.

      (g) The Corporation shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 4 or any action which would make any representations or warranty in Section 3 hereof untrue or incorrect in any material respect.

5. Conditions and Obligations to Closing.

      (a) The obligation of Hometown to consummate the transactions to be performed by it under this Agreement is subject to the following conditions:

            (i) The representations and warranties set forth in Section 3 above made by the parties hereto other than Hometown shall be true, correct and complete in all material respects at and as of the date the transactions described in Section 1 hereof are consummated; and

            (ii) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:
            (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) have an adverse effect on the right of Hometown to own, operate and control every Shaker Company, every Muller Company and Westwood.

            (iii) Each Shaker Company, each Muller Company (other than OldChev which is not an operating company) and Westwood shall have received factory consents from all automobile manufacturers whose franchises they hold: (A) to the transactions contemplated by this Agreement, including the consolidation of all of such companies in a single group owned, operated and controlled by Hometown, as described in
            Section 1 of this Agreement; and (B) to any public offerings of Hometown Common Stock or other equity securities at any time following the consummation of the transactions described in Section 1 of this Agreement.

            (iv) Employment agreements shall have been entered into on the terms set forth on Exhibit C hereto, including appropriate non-competition covenants, between Hometown and each of Corey Shaker, Joseph Shaker, Steven Shaker, Salvatore Vergopia, Edward Vergopia, William Muller and James Christ.

            (v) The leases between any of: (A) the Shaker Stockholders and any Shaker Company, (B) the Muller Stockholders and any Muller Company, and (C) the Westwood Stockholders and Westwood applicable to the premises occupied by each Shaker Company, Muller Company and Westwood Company shall, in each instance, be amended to provide for the lease terms set forth on Exhibit D hereto.

            (vi) All the transactions contemplated by this Agreement, as well as an initial public offering of not less than 4,000,000 shares of Hometown Class A Common Stock at a price of not less than $10 per share, shall be consummated at the same closing.

Hometown may waive any condition specified in this Section 5(a) if it executes a writing so stating at or prior to the closing of the transactions described in
Section 1 hereof.

      (b) The respective obligations of the Shaker Stockholders, the Muller Stockholders and the Westwood Stockholders to consummate the transactions to be performed by such Stockholders under this Agreement is subject to the following conditions:

            (i) The representations and warranties set forth in Section 3 above made by the parties hereto other than by such Stockholders shall be true and correct in all material respects at and as of the date the transactions described in Section 1 hereof are consummated; and

            (ii) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) have an adverse effect on the right of any such Stockholders to own or control the shares of Hometown Common Stock issued pursuant to this Agreement.

            (iii) Each Shaker Company, each Muller Company (other than OldChev which is not an operating company) and Westwood shall have received factory consents from all automobile manufacturers whose franchises they hold: (A) to the transactions contemplated by this Agreement, including the consolidation of all of such companies in a single group owned, operated and controlled by Hometown, as described in
            Section 1 of this Agreement; and (B) to any public offerings of Hometown Common Stock or other equity securities at any time following the consummation of the transactions described in Section 1 of this Agreement.

            (iv) Hometown shall have offered to enter into employment agreements on the terms set forth on Exhibit C hereto, including appropriate non-competition covenants, between Hometown and each of Corey Shaker, Joseph Shaker, Steven Shaker, Salvatore Vergopia, Edward Vergopia, William Muller and James Christ.

      The Shaker Stockholders, Muller Stockholders and/or Westwood Stockholders, respectively, may waive any condition specified in this Section 5(b) if all stockholders in such group execute a writing so stating at or prior to the closing of the transactions described in Section 1 hereof.

6. Closing. The closing of all the transactions described in Section 1 hereof shall be held at the offices of Morse Zelnick Rose & Lander, LLP, 450 Park Avenue, New York, NY 10022 on a mutually convenient date as soon as practicable following receipt of all factory consents described in Section 5(a)(iii) hereof or, failing such mutual agreement, on the third business day following such receipt.

7. No Competing Discussions. None of the Shaker Stockholders, Muller Stockholders or Westwood Stockholders shall, or shall permit, respectively, any Shaker Company, Muller Company or Westwood to, directly or indirectly, solicit, initiate or engage in any discussions with any person (other than Hometown) relating to the sale of the stock or substantially all the assets or all or any part of the business of any such Corporation.

8. Miscellaneous

      (a) This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

      (b) This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties with respect to the matters set forth herein, and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

      (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      (e) A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

      (f) The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      (g) All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at the address set forth following the name of such person in the preamble of this Agreement. Any party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual and/or entity for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

      (h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Connecticut.

      (i) No Amendment of any provisions of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                 [balance of this page intentionally left blank]

      (j) Each party acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party hereto hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              HOMETOWN AUTO RETAILERS, INC.


                              By:   /s/ Stephen A. Zelnick
                                 -------------------------------------
                              Name:     Stephen A. Zelnick
                              Title:    Vice President

                              Shaker Stockholders


                                    /s/ Joseph Shaker
                              -------------------------------------------
                                        Joseph Shaker


                                    /s/ Steven Shaker
                              -------------------------------------------
                                        Steven Shaker


                                    /s/ Edward D. Shaker
                              -------------------------------------------
                                        Edward D. Shaker

                              Edward Shaker Voting Trust


                              By:   /s/ Corey Shaker
                                 ----------------------------------------
                                        Corey Shaker, Authorized Trustee


                                    /s/ Richard Shaker
                              -------------------------------------------
                                        Richard Shaker

                              ----------------------------------------
                              Richard Shaker Voting Trust


                              By:   /s/ Joseph Shaker
                                 -------------------------------------
                                        Joseph Shaker, Authorized Trustee


                                    /s/ Sadie Nejaime
                              -------------------------------------------
                                        Sadie Nejaime

                                    /s/ Corey Shaker
                              -------------------------------------------
                                        Corey Shaker


                                    /s/ Janet Shaker
                              -------------------------------------------
                                        Janet Shaker


                                    /s/ Edward Shaker
                              -------------------------------------------
                                        Edward Shaker


                                    /s/ Paul Shaker
                              -------------------------------------------
                                        Paul Shaker


                                    /s/ Rose Shaker
                              -------------------------------------------
                                        Rose Shaker

                               Muller Stockholders

                              -------------------------------------------
                                        William Muller Sr.

                              -------------------------------------------
                                        William Muller Jr.

                              -------------------------------------------
                                        James Christ

                              Westwood Stockholders

                              -------------------------------------------
                                        Salvatore A. Vergopia

                              -------------------------------------------
                                        Edward A. Vergopia

                              -------------------------------------------
                                        Janet Vergopia

                              -------------------------------------------
                                        Corey Shaker

                              -------------------------------------------
                                        Janet Shaker

                              -------------------------------------------
                                        Edward Shaker

                              -------------------------------------------
                                        Paul Shaker

                              -------------------------------------------
                                        Rose Shaker

                               Muller Stockholders


                                        /s/ William Muller Sr.
                              -------------------------------------------
                                        William Muller Sr.


                                        /s/ William Muller Jr.
                              -------------------------------------------
                                        William Muller Jr.


                                        /s/ James Christ
                              -------------------------------------------
                                        James Christ

                              Westwood Stockholders

                              -------------------------------------------
                                        Salvatore A. Vergopia

                              -------------------------------------------
                                        Edward A. Vergopia

                              -------------------------------------------
                                        Janet Vergopia

                              -------------------------------------------
                                        Corey Shaker

                              -------------------------------------------
                                        Janet Shaker

                              -------------------------------------------
                                        Edward Shaker

                              -------------------------------------------
                                        Paul Shaker

                              -------------------------------------------
                                        Rose Shaker

                               Muller Stockholders

                              -------------------------------------------
                                        William Muller Sr.

                              -------------------------------------------
                                        William Muller Jr.

                              -------------------------------------------
                                        James Christ

                              Westwood Stockholders


                                        /s/ Salvatore A. Vergopia
                              -------------------------------------------
                                        Salvatore A. Vergopia


                                        /s/ Edward A. Vergopia
                              -------------------------------------------
                                        Edward A. Vergopia


                                        /s/ Janet Vergopia
                              -------------------------------------------
                                        Janet Vergopia

                                   EXHIBIT A-1
     Disclosure Statement Relating to the Shaker Stockholders and the Shaker
                                    Companies

o Name and address of every Shaker Stockholder (Introductory Paragraph; Section 3(a); Section 3(a)(iii)):

The following are all the stockholders in ERR Enterprises, Inc., the parent of all Shaker Companies. There are two classes of Common Stock: Class A Voting and Class B Non-Voting.

Joseph Shaker                     600 shares Class A and 2,177 shares Class B
107 Doral Lane
Southington, CT 06489

Steven Shaker                     600 shares Class A and 2,175 shares Class B
593 Thomaston Road
Watertown, CT 06795

Edward D. Shaker                  600 shares Class A and 2,176 shares Class B
593 Thomaston Road
Watertown, CT 06795

Edward Shaker Voting Trust        214 shares Class A
210 Munson Road
Middlebury, CT 06762

Richard Shaker                    2,356 shares Class A
172 Bateswood Road
Waterbury, CT 06706

Richard Shaker Voting Trust       214 shares Class A
172 Bateswood Road
Waterbury, CT 06706

Sadie Shaker Nejaime              200 shares Class A and 2,175  shares Class B
45 Mandalay Road
Lee, MA 02138

Corey Shaker                      3,347 shares Class B
1280 Main Street North
Woodbury, CT 06798

Janet Shaker                      3,060 shares Class B
228 Harwood Road
Waterbury, CT 06706

                                   EXHIBIT A-1
    Disclosure Statement Relating to the Shaker Stockholders and the Shaker
                                   Companies
                                    (Page 2)

o Name and address of every Shaker Stockholders (cont'd)

Edward Shaker                     2,356 shares Class A
210 Munson Road
Middlebury, CT 06762

Paul Shaker                       2,935 shares Class B
210 Munson Road
Middlebury, CT 06762

Rose Shaker                       78 shares Class A
121 Harwood Road
Waterbury, CT 06706

o Capitalization of ERR Corp. (Section 3(a)(iii))

Class A Common Stock: no par voting shares
     - authorized: 10,000 shares
     - outstanding: 7,218 shares

Class B Common Stock: no par non-voting shares
     - authorized: 20,000 shares
     - outstanding: 18,045 shares

o Name of Every Shaker Subsidiary (Section 3(a)(iv))

Shaker's Inc.

Family Ford, Inc.

Family Rental, Incorporated

Shaker's Lincoln-Mercury Autocare, Inc.

  - wholly-owned subsidiary of Shaker's, Inc.

                                   EXHIBIT A-1
     Disclosure Statement Relating to the Shaker Stockholders and the Shaker
                                    Companies
                                    (Page 3)

o Summary of Shaker Employee Plans (Section 3(a)(xvii))

ERR Corp. -- 401(k) Profit Sharing Plan;

          - Eligibility: age 21 and 12 months of service;

          - Elective Salary Reduction Contribution: Up to 15%;

          - Optional match by ERR Corp.;

          - Vesting in Employer contributions: 20% per year starting with fourth year.

ERR Corp. does not have any other non-health related Employee Plans and none of the other Shaker Companies have any Employee Plans.

o Minimum cash and cash equivalents, working capital and net worth required to be available to Hometown with respect to Shaker Companies (Section 3(a)(xix) and 4(e)):

          - ERR Corp. (consolidated)
                cash and cash equivalents:    $   950,000
                working capital:              $ 2,250,000
                net worth:                    $ 2,750,000

                                   EXHIBIT A-2
     Disclosure Statement Relating to the Muller Stockholders and the Muller
                                    Companies

o Name and address of every Muller Stockholder (Introductory Paragraph; Section 3(b); Section 3(b)(iii))

                                   OldChev        MullerToy          MullerChev
                                                  ---------          ----------
William Muller Jr.                   190             50                37.5
20 Schick Road
Milford, NJ 08848

William Muller Sr.                   ---             40                37.5
630 N. Broadway
Yonkers, NY 10701

James Christ                         ---             10                 ---
8 Bankers Drive
Washington Crossing,
   PA 18977

o Capitalization of every Muller Company (Section 3(b)(iii))

OldChev

Common Stock: no par value

      authorized: 1,000 shares

      outstanding: 190 shares

Muller Chevrolet, Inc.

Common Stock: no par value

      authorized: 75 shares

      outstanding: 75 shares

Automotive Group Inc.

Common Stock: no par value

      authorized: 100 shares

      outstanding: 100 shares

   Disclosure Statement Relating to the Muller Stockholders and the Muller
                                    Companies
                                    (Page 2)

o Summary of Muller Employee Plans (Section 3(b)(xvi))

      - only "cafeteria" health plan offered

o Minimum cash and cash equivalents, working capital and net worth required to be available to Hometown with respect to Muller Companies (Section 3(b)(xviii) and 4(e)):

      - Muller (consolidated)
            cash and cash equivalents:    $  800,000
            working capital:              $1,900,000
            net worth:                    $2,300,000

                                   EXHIBIT A-3
     Disclosure Statement Relating to the Westwood Stockholders and Westwood

o Name and address of the Westwood Stockholders (Introductory Paragraph; Section 3(c); Section 3(c)(iii))

                                              Westwood             LimWest
                                              --------             -------

Salvatore A. Vergopia                        51 shares            51 shares
20 Bayberry Drive
Saddle River, NJ 07458

Janet Vergopia                               24 shares            24 shares
20 Bayberry Drive
Saddle River, NJ 07458

Edward A. Vergopia                           25 shares            25 shares
100 Winston Drive
North Tower
Cliffside Park, NJ 07010

o Capitalization of Westwood Lincoln-Mercury Sales, Inc. (Section 3(c)(iii)):

Common Stock: no par value

      authorized: 1,000 shares

      issued:       100 shares

                                   EXHIBIT A-3
     Disclosure Statement Relating to the Westwood Stockholders and Westwood
                                    (Page 2)

o Summary of Westwood Employee Plans (Section 3(c)(xvi))

ss.401(k) Plan

-Created as of March 12, 1997

Trustee: Robert C. Grieve

Investments: Hancock Funds

Eligibility: six months of service

Employer Contribution: discretionary; for Plan Year ending December 31, 1997, matching contribution of 25% of the first 5% contributed by employee

Employee Contribution: percentage of compensation not exceeding, for 1997,
$9,500

Vesting: 20% per year, cumulatively, from years 3 through 7; except 100% vested in contributed salary reductions and upon Normal Retirement Age (65)

Other than health benefit plans, the above described 401(k) plan is the only Westwood Employee Plan.

o Minimum cash and cash equivalents, working capital and net worth of Westwood required to be available to Hometown (Section 3(c)(xviii) and 4(e)):

            cash and cash equivalents:    $  575,000
            working capital:              $1,750,000
            net worth:                    $2,150,000

                                    EXHIBIT B
                        Permissible Pre-Closing Dividends
                           (Pursuant to Section 4(b))

None of the Shaker Companies, Muller Companies or Westwood shall declare or pay a dividend which will reduce its cash and cash equivalents, working capital and net worth below the limits specified in Exhibits A-1, A-2 and A-3, respectively.

                                    EXHIBIT C
            Individualized Terms of Respective Employment Agreements
                   (Pursuant to Section 5(a)(iv) and 5(b)(iv))

o Salvatore A. Vergopia
- Title:                Chairman and Chief Executive Officer and Director
- Salary:                     $200,000

o Joseph Shaker
- Title:                President and Chief Operating Officer and Director
- Salary:                     $200,000

o William C. Muller Jr.
- Title:                Vice President - New Jersey Operations and Director
- Salary:                     $200,000

o Corey Shaker
- Title:                Vice President - Connecticut Operations and Director
- Salary:                     $200,000

o Edward A. Vergopia
- Title:                Vice President - Fleet Operations and Director
- Salary:                     $200,000

o James Christ
- Title:                Vice President - General Manager - Muller Toyota and
                        Director
- Salary:                     $150,000 and Bonus equal to 5% of pre-tax profits
                              of Muller Toyota

o Steven Shaker
- Title:                Vice President - Parts and Servicing
- Salary:                     $100,000

                                    EXHIBIT D
                      Terms of Respective Lease Agreements
                          (Pursuant to Section 5(a)(v)

The leases between any of: (A) the Shaker Stockholders and any Shaker Company,
(B) the Muller Stockholders and any Muller Company, and (C) the Westwood Stockholders and Westwood applicable to the premises occupied by each Shaker Company, Muller Company and Westwood Company shall, in each instance, be amended to provide for the following lease terms:

Term: 15 years

Rental: triple net (except Landlord responsible for environmental problems)

Annual Rent (subject, in each instance to CPI increases in 2003 and 2007)

Shaker Stockholder Leases:

- Shaker's Lincoln Mercury, Inc.             $240,000

- Family Ford, Inc.                          $240,000

- Shaker's Jeep/Eagle                        $ 72,000

Muller Stockholder Leases:

- Muller Toyota                              $324,000

- Muller Chevrolet, Oldsmobile,
      Isuzu, Inc.                            $360,000

Westwood Stockholder Leases:

- Westwood Lincoln Mercury                   $360,000